UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                                February 2, 2007
                Date of Report (Date of earliest event reported)


                                    VIAD CORP
             (Exact name of registrant as specified in its charter)



         Delaware                       001-11015                36-1169950
(State or other jurisdiction            (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)


 1850 North Central Avenue, Suite 800, Phoenix, Arizona             85004-4545
        (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (602) 207-4000

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    OTHER EVENTS.

On February 2, 2007, Viad Corp issued a press release announcing the completion of the acquisition of Melville Exhibition and Event Services Limited and affiliated company, Corporate Technical Services Limited, on February 1, 2007. A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

             99 - Press Release dated February 2, 2007.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               VIAD CORP
                                               (Registrant)

February 2, 2007                               By:  /s/  G. Michael Latta
                                                    ---------------------
                                                   G. Michael Latta
                                                   Vice President - Controller
                                                   (Chief Accounting Officer and
                                                   Authorized Signer)